UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  December 29, 2005

(Date of earliest event reported)

Specialty Laboratories, Inc.

(Exact name of registrant as specified in its charter)

California	001-16217	95-2961036
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

27027 Tourney Road, Valencia, California		91355
(Address of Principal Executive Offices)		(Zip Code)

(661) 799-6543

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                                                             Entry into a Material Definitive Agreement

Amendment to Lease

On December 29, 2005, Specialty Laboratories, Inc., a California corporation (the “Company”) entered into the Second Amendment to the lease of its Valencia, California laboratory facility and corporate offices (the “Lease Amendment”) with Lexington Lion Clarita L.P., a Delaware limited partnership (the “Landlord”).

Under the terms of the Lease Amendment, Landlord acknowledged receipt from Company of certain documentation regarding the completion of the Valencia facility, and required Landlord to release $3,000,000 of the $3,500,000 in funds that have been held in escrow pending receipt of the documentation and deliverables from Company to Landlord.  The Company also acknowledged that all punch list items of the facility construction had been completed.  The Lease Amendment also requires the remaining $500,000 in escrowed funds, along with interest, to be released to Company upon final submission by Company to Landlord of certain remaining accounting certifications of the expenditures incurred to complete the facility’s construction.

Amendment to Agreement and Plan of Merger

Separately, on January 3, 2006, the Company entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 29, 2005, among AmeriPath Holdings, Inc., a Delaware corporation , AmeriPath, Inc., a Delaware corporation, the Company and Silver Acquisition Corp., a California corporation.

On December 23, 2005, the Company filed a definitive proxy statement (the “Proxy Statement”) in connection with a meeting of shareholders of the Company to be held on January 30, 2006 to consider and vote upon a proposal to approve the Merger Agreement and the merger contemplated by the Merger Agreement (the “Merger”).  The Proxy Statement disclosed that certain terms of the Merger would be modified in certain circumstance.  The Amendment effects the modifications to the terms of the Merger that were disclosed in the Proxy Statement.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the Amendment and the transactions contemplated thereby or a complete explanation of the material terms thereof.  The foregoing description is qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Item 9.01(d)                                                                               Exhibits

The following documents are filed as exhibits to this report:

2.1       Second Amendment to Lease, dated as of December 29, 2005, to the lease of its Valencia, California laboratory facility and corporate offices with Lexington Lion Clarita L.P., a Delaware limited partnership.

2.2       Amendment No. 1, dated as of January 3, 2006, to the Agreement and Plan of Merger, dated as of September 29, 2005, among AmeriPath Holdings, Inc., a Delaware corporation, AmeriPath, Inc., a Delaware corporation, Specialty Laboratories, Inc., a California corporation, and Silver Acquisition Corp., a California corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 5, 2006

SPECIA SPECIALTY LABORATORIES, INC.

d By:	/ /s/ Nicholas R. Simmons
N Nicholas R. Simmons
S Senior Vice-President & General Counsel